July 6,
2004

Securities and Exchange
Commission
450 Fifth Street, N.W.
Washington, D.C. 20549
Attn: Document Control

Re:	 Depositary Shares
Evidenced by
	        American Depositary
Receipts for
	One-Tenth of the Par
Value of CHF 9 Each of
	Zurich Financial
Services
	(File No. 333-12512)

Dear Sirs:

Pursuant to Rule 424(b)(3) under
the Securities Act of 1933, as
amended, on behalf of The Bank of
New York, as depositary for
securities against which American
Depositary Receipts are to be
issued, we enclose a copy of the
revised prospectus (the
"Prospectus") for Zurich Financial
Services.

Pursuant to Section III B of the
General Instructions to the Form F-
6 Registration Statement, the
Prospectus consists of the ADR
certificate for Zurich Financial
Services.

Due to the par value change of
Zurich Financial Services, the
Prospectus has been revised to
reflect the new par which states that:

"Effective July 1, 2004 Zurich
Financial Services has changed its
par value from
CHF 9 to CHF 6.50".

Very truly yours,
/s/ Tatyana Vesselovskaya
Tatyana Vesselovskaya
Account Administrator
Tel (212) 815-2221
Fax (212) 571-3050


cc:	Paul Dudek, Esq.
	(Office of
International Corporate Finance)



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